UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |X|
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     14a-6(e)(2))
|_|  Definitive Proxy Statement
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|_|  Soliciting Material Under Rule 14a-12

                            Select Therapeutics Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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

                              [COMPANY LETTERHEAD]

Dear Stockholder,

      Over the past months, the management of Select Therapeutics Inc. has made substantive and extended efforts to stabilize your Company after failure of its attempted refinancing last October. In particular, the Company has divested its interest in its former joint venture, Cell Science Therapeutics, and has also taken active steps to reduce its debt overhang while seeking refinancing and/or corporate partnership opportunities. These efforts have prepared your Company to seek fresh funding to restart its research and development programs in the area of novel treatments for cancer and other diseases. As you may know, we recently engaged Aurora Capital LLC and Gelband & Company, Inc. to raise a round of fresh financing in an effort to restart your Company.

      We cordially invite you to attend our 2002 annual meeting of stockholders to be held at 10:00 AM on Wednesday, July 10, 2002 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Select Therapeutics Inc. that you should consider when you vote your shares.

      At the annual meeting, we will present to you our current management team and proposed changes in our Board of Directors. We will ask you to elect members to our Board of Directors and we will ask for your approval of the 2001 Amended and Restated Incentive Plan. In addition, we will ask your approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of our common stock, par value $0.0001 per share, from 50,000,000 to 150,000,000. The Board of Directors recommends the approval of each of these proposals. In addition, such other business will be transacted as may properly come before our annual meeting.

      When you have read the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you plan to attend.


                                        Sincerely,

                                        /s/ Craig Sibley
                                        ---------------------------------------
                                        Craig Sibley
                                        President and Chief Executive Officer


                             YOUR VOTE IS IMPORTANT.
                        PLEASE RETURN YOUR PROXY PROMPTLY

               PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

                            SELECT THERAPEUTICS INC.
                                20 HAMPDEN STREET
                                BOSTON, MA 02119

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

TIME:     10:00 a.m.

DATE:     Wednesday, July 10, 2002

PLACE:    Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
          One Financial Center
          Boston, Massachusetts

PURPOSES:

1.    To elect five directors to serve one-year terms expiring in 2003.

2.    To approve the 2001 Amended and Restated Incentive Plan.

3. To approve a proposed amendment to the Select Therapeutics Inc. Certificate of Incorporation to increase the number of authorized shares of our common stock from 50,000,000 to 150,000,000.

4.    To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Select Therapeutics Inc. stock at the close of business on June 3, 2002. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Michelle Guertin
                                        -------------------------------------
                                        Michelle Guertin
                                        Secretary

June 10, 2002

                            SELECT THERAPEUTICS INC.
                                20 HAMPDEN STREET
                                BOSTON, MA 02119


                PROXY STATEMENT FOR THE SELECT THERAPEUTICS INC.
                       2002 ANNUAL MEETING OF STOCKHOLDERS

      This proxy statement is furnished in connection with the solicitation by the Board of Directors of Select Therapeutics Inc., a Delaware corporation, of proxies, in the accompanying form, to be used at the annual meeting of stockholders to be held at 10:00 a.m. on Wednesday, July 10, 2002, at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts and any adjournments or postponements thereof.

      Where the stockholder specifies a choice on the proxy as to how his or her shares are to be voted, the shares will be voted accordingly. If no choice is specified, the shares will be voted: FOR the election of the five nominees for director named herein; FOR the proposal to adopt our 2001 Amended and Restated Incentive Plan; and FOR the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of common stock.

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a signed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the annual meeting and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the annual meeting and not revoked at or prior to the annual meeting, will be voted at the annual meeting. The presence, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote is necessary to constitute a quorum at the annual meeting.

      The proposal with regard to the election of our directors requires a plurality of the shares voted at the annual meeting. The proposal to adopt the 2001 Amended and Restated Incentive Plan requires the affirmative vote of a majority of the shares present or represented and entitled to vote at the annual meeting. The affirmative vote of a majority of our common stock outstanding and entitled to vote at the annual meeting is required to amend our Certificate of Incorporation. If your broker holds your shares in its name, the broker will be entitled to vote your shares on the proposal regarding the election of directors even if it does not receive instructions from you. Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote. If your broker cannot vote your shares on the proposal to adopt the 2001 Amended and Restated Incentive Plan or the proposal to amend our Certificate of Incorporation because it does not have instructions from you, this is referred to as a "broker non-vote." Because the affirmative vote of a majority of the shares present and represented and entitled to vote at the annual meeting is required to approve the adoption of the 2001 Amended and Restated Incentive Plan, abstentions count as votes against the proposal and broker non-votes have no effect on the vote. Because the affirmative vote of a majority of our common stock outstanding and entitled to vote at the annual meeting is required for the proposal regarding the amendment of our Certificate of Incorporation, broker non-votes and abstentions will have the same effect as negative votes.

      This proxy statement and the accompanying proxy are being mailed on or about June 10, 2002 to all stockholders entitled to notice of and to vote at the annual meeting.

      The close of business on June 3, 2002 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting. As of the close of business on June 3, 2002, we had 17,860,499 shares of common stock outstanding and entitled to vote. Holders of common stock are entitled to one vote per share on all matters to be voted on by stockholders.

      The cost of soliciting proxies, including expenses in connection with preparing and mailing this proxy statement, will be borne by us. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy materials to such beneficial owners. We have engaged Georgeson Shareholder Communications Inc. to assist with the solicitation of proxies for an estimated fee of $6,000 plus expenses. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by our directors, officers or employees. No additional compensation will be paid for such solicitation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock as of June 3, 2002 for (i) the executive officers named in the Summary Compensation Table on page 8 of this proxy statement, (ii) each of our directors, (iii) all of our current directors and executive officers as a group, and (iv) each stockholder known by us to own beneficially more than 5% of our common stock:

                                        Shares Beneficially Owned (1)
Name and Address**                          Number          Percent
------------------                          ------          -------

Dr. Andrew Muir (2)                       1,247,060           6.8%
Craig Sibley (3)                            321,000           1.8%
Steven M. Peltzman(4)                        10,000             *%
Robert Bender (5)                         1,994,924          10.9%
Dr. Clifford A. Lingwood (6)                407,000           2.3%
Dr. Allan M. Green (7)                    1,243,530           6.9%
Paul Lucas (8)                               16,667             *%
Thomas M. Reardon (9)                       160,000             *%
Dr. Allen Krantz (10)                        16,667             *%
Michael McCall (11)                          10,000             *%
All directors and current executive
officers as a group (10 persons)***       4,041,924          20.9%

Sally Hansen (12)                         1,994,924          10.9%
50 O'Connor Street, Suite 300
Ottawa, Ontario
Canada K1P 6L2

* Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only. The address for directors and executive officers is c/o Select Therapeutics Inc., 20 Hampden Street, Boston, Massachusetts 02119.

*** Includes options and warrants to purchase an aggregate of 1,506,334 shares of our common stock exercisable within 60 days of June 3, 2002. Does not include shares beneficially owned by our former chief executive officer Mr. Peltzman or our former Chairman and director Mr. Bender.

(1) The number of shares of our common stock issued and outstanding on June 3, 2002 was 17,860,499. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of our common stock issued and outstanding at June 3, 2002, plus shares of our common stock subject to options held by such person at June 3, 2002 and exercisable within 60 days thereafter. Pursuant to the Rights Agreement dated as of February 16, 2001 between us and Florida Atlantic Stock Transfer, Inc., as Rights Agent, each holder of our common stock who was a stockholder of record at the close of business on February 28, 2001 is entitled to a dividend of one Preferred Share Purchase Right for each outstanding share of our common stock. Each Right entitles the registered holder to purchase from us one one-thousandth of a share of Series A Junior Participating Preferred Stock, $0.0001 par value per share, at a Purchase Price of $100.00 in cash, subject to adjustment.

(2) Includes (i) 647,060 shares of our common stock and (ii) options to purchase 600,000 shares of our common stock at $0.15 per share which are exercisable within 60 days of June 3, 2002. Does not include options to purchase 1,000,000 shares of our common stock at $0.20 per share, which are not exercisable within 60 days of June 3, 2002.

(3) Includes (i) 163,000 shares of our common stock, (ii) warrants to purchase 13,000 shares of our common stock at $3.00 per share, all of which are exercisable within 60 days of June 3, 2002, and (iii) 145,000 shares of our common stock owned by Mr. Sibley's wife, Christina Sibley, as to all of which Mr. Sibley disclaims beneficial ownership. Does not include (i) options to purchase 1,000,000 shares of our common stock at $0.20 per share and (ii) warrants to purchase 25,000 shares of our common stock at $1.00 per share, none of which are exercisable within 60 days of June 3, 2002.

(4) Mr. Peltzman resigned his position as our chief executive officer on September 19, 2001.

(5) Includes (i) 936,924 shares of our common stock, (ii) options to purchase an aggregate of 500,000 shares of our common stock, of which 250,000 options are exercisable at $4.25 per share and 250,000 options at $5.00 per share, and (iii) warrants to purchase 13,000 shares of our common stock exercisable at $3.00 per share. Also includes (x) 95,000 shares of our common stock owned by Mr. Bender's wife, Sally Hansen, (y) 300,000 shares of our common stock owned by ARGIL Management, a company in which Sally Hansen and Dr. Allan M. Green are principal shareholders, and (z) 150,000 shares of our common stock owned by 996834 Ontario Ltd., a company controlled by Sally Hansen, as to all of which Mr. Bender disclaims beneficial ownership. All warrants and options are exercisable within 60 days of June 3, 2002.

(6) Includes (i) 183,500 shares of our common stock and (ii) options to purchase 40,000 shares of our common stock at $4.25 per share, all of which are exercisable within 60 days of June 3, 2002. Also includes 183,500 shares of our common stock owned by Dr. Lingwood's spouse, as to which he disclaims beneficial ownership.

(7) Includes (i) 883,530 shares of our common stock and (ii) options to purchase 60,000 shares of our common stock at $4.25 per share, all of which are exercisable within 60 days of June 3, 2002. Also includes 300,000 shares of our common stock owned by ARGIL Management, a company in which Dr. Green and Sally Hansen are principal shareholders.

(8) Includes (i) 10,000 shares of our common stock and (ii) options to purchase 6,667 shares of our common stock at $1.65 per share which are exercisable within 60 days of June 3, 2002. Does not include options to purchase 13,333 shares of our common stock at $1.65 per share, which are not exercisable within 60 days of June 3, 2002.

(9) Includes (i) 10,000 shares of our common stock and (ii) options to purchase 150,000 shares of our common stock at $0.15 per share, all of which are exercisable within 60 days of June 3, 2002.

(10) Includes (i) 10,000 shares of our common stock and (ii) options to purchase 6,667 shares of our common stock at $1.65 per share which are exercisable within 60 days of June 3, 2002. Does not include options to purchase 13,333 shares of our common stock at $1.65 per shares, which are not exercisable within 60 days of June 3, 2002.

(11) Includes options to purchase 10,000 shares of our common stock at $1.65 per share which are exercisable within 60 days of June 3, 2002. Does not include options to purchase 20,000 shares of our common stock at $1.65 per share, which are not exercisable within 60 days of June 3, 2002.

(12) Includes (i) 95,000 shares of our common stock, (ii) 300,000 shares of our common stock owned by ARGIL Management, a company in which Ms. Hansen and Dr. Allan M. Green are principal shareholders, and (iii) 150,000 shares of our common stock owned by 996834 Ontario Ltd., a company controlled by Ms. Hansen. Also includes (x) 936,924 shares of our common stock, (y) options to purchase 500,000 shares of our common stock, of which 250,000 options are exercisable at $4.25 per share and 250,000 options at $5.00 per share, and (z) warrants to purchase 13,000 shares of our common stock exercisable at $3.00 per share, all owned by Ms. Hansen's husband, Robert Bender, as to all of which Ms. Hansen disclaims beneficial ownership. All options are exercisable within 60 days of June 3, 2002.

                                   MANAGEMENT

The Board of Directors

      On May 20, 2002, our Board of Directors voted to nominate Dr. Andrew Muir, Mr. Craig Sibley, Dr. Allen Krantz, Dr. Clifford A. Lingwood and Mr. Paul Lucas for election at the annual meeting for a term of one year to serve until the 2003 annual meeting of stockholders or until their respective successors have been elected and qualified. Mr. Thomas M. Reardon, Dr. Allan M. Green and Mr. Michael McCall will continue to serve on our Board of Directors until the 2002 Annual Meeting but will not seek reelection.

      Set forth below are the names of the directors, their ages, their offices in the Company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

Name                             Age         Position with the Company
----                             ---         -------------------------

Dr. Andrew R. Muir               57          Chairman of the Board

Craig Sibley                     44          President, Chief Executive Officer
                                             and Director

Thomas M. Reardon (1)(2)         56          Vice Chairman

Dr. Allan M. Green               57          Director

Dr. Allen Krantz (1)(2)          62          Director

Dr. Clifford A. Lingwood (2)     52          Director

Paul Lucas (1)                   52          Director

Michael McCall (2)               63          Director

(1)   Audit Committee member

(2)   Compensation Committee member

ANDREW R. MUIR, PH.D., M.B.A. Dr. Muir has been our chairman of the board since May 2002. Dr. Muir served as our chief executive officer from September 2001 until May 2002 and has been a director since September 2001. He has over 30 years of entrepreneurial experience in the US and Europe, spanning the Biomedical, Analytical Instrumentation, Semiconductor, Computer and Internet industries. For twenty years he was with the Perkin Elmer Corporation (now Applera Corporation) where he served in a number of managerial capacities. He then worked with a number of smaller companies, notably MediSense and ChemCore (now Caliper Technologies) as a senior executive manager. Dr. Muir has worked with a number of other biomedical companies as a senior executive focused on product development. He is a member of the Board of Directors for a number of private technology companies. Dr. Muir holds a PhD in Physical Chemistry from Oxford University (England) and also holds an MBA from Pace University (New
York).

CRAIG SIBLEY. Mr. Sibley has been our chief executive officer, president and a director since May 2002. Mr. Sibley was also a director from our inception in 1997 until 2000. From 1997 until 2001, Mr. Sibley served as a consultant to us and other start-up entities in a business development capacity.

THOMAS M. REARDON. Mr. Reardon, our vice chairman, has been one of our directors since January 1999. Since September 2000, he has been Of Counsel to the law firm Greenberg, Traurig in its Boston office. From 1990 until September 2000, he was at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., where he served as co-chairman of the health law group and president of its affiliate ML Strategies, LLC. In September 1999, Mr. Reardon became the chief executive officer of Vector Health Solutions, now Cambio Health Solutions, LLC, an affiliate of

Quorum Health Resources, LLC. In addition, Mr. Reardon serves as a director of numerous organizations in the healthcare field.

ALLAN M. GREEN, M.D., PH.D., J.D. Dr. Green has been one of our directors since January 1999. He is also the chairman of our scientific and medical advisory board. Dr. Green is a physician, lawyer, and research scientist with experience as an operating officer in the pharmaceutical industry. Dr. Green also has been Of Counsel to the law firm of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. since September 1989. In addition, Dr. Green is vice-president, pharmaceutical/biomedical products for Mintz, Levin's affiliate ML Strategies, LLC, where he serves a wide range of health care, biotechnology and pharmaceutical clients. Dr. Green has successfully represented many American and Canadian clients in their relationships with the FDA and has organized a number of multi-disciplinary conferences on healthcare, pharmaceutical and funding issues. Dr. Green was formerly medical director of New England Nuclear/Dupont Medical Products. He currently is a director of North American Scientific, Inc. and Neurochem, Inc. Dr. Green has served on various government committees as a technical consultant and has held several medical school appointments. Dr. Green is the author of many scientific papers in biochemistry and drug development and is well known for his issues and commentary series that analyzes the competitive commercial aspects and potential markets for emerging pharmaceutical technologies. Dr. Green received his B.S. in economics in 1966 and his Ph.D. in biochemistry and metabolism in 1971 from the Massachusetts Institute of Technology. He received his M.D. from Case Western Reserve University School of Medicine in 1972. Dr. Green holds board certification in both internal medicine and in nuclear medicine. Dr. Green received his J.D. from Boston College Law School in 1991.

ALLEN KRANTZ, PH.D. Dr. Krantz has been one of our directors since January 1999. He is trained as an organic chemist and has held several positions of increasing authority at the Syntex Corporation over his 13 years there, most recently as a vice president of research at Syntex Research, Canada and as a distinguished scientist within the Syntex Corporation. Prior to that, Dr. Krantz was a tenured associate professor of chemistry and pharmacology at the State University of New York at Stony Brook. From June 1994 to November 1997, Dr. Krantz was an executive vice president of research at Red Cell, Inc., a start-up biotechnology company. Since November 1997, Dr. Krantz has been president of Bullet Therapeutics, a start-up drug development enterprise. In addition to his responsibilities at Bullet, Dr. Krantz has assumed the position of licensing and business development at the University of South Florida as executive director of the research foundation and is a professor in the department of biochemistry and molecular biology in the school of medicine. Dr. Krantz received his B.S. from the City College of New York and his Ph.D. from Yale University.

DR. CLIFFORD A. LINGWOOD. Dr. Lingwood is our co-founder and has been one of our directors since our inception. For the last 20 years Dr. Lingwood has worked in academia, during which time he participated in the development of the scientific technology that has been licensed to us. Since 1989, Dr. Lingwood has been affiliated with both the University of Toronto and the Hospital for Sick Children in Toronto and is currently serving as a full professor in the departments of Laboratory Medicine and Pathobiology, and Biochemistry at the University of Toronto and a senior scientist in the departments of microbiology and biochemistry at the Hospital for Sick Children. Dr. Lingwood is one of the inventors of, and a patent applicant with regard to certain of our licensed technologies.

PAUL LUCAS. Mr. Lucas has been one of our directors since September 1998. Since April 1994, Mr. Lucas has been the president and chief executive officer of GlaxoSmithKline, Inc., Canada, a company he joined in September 1986. Mr. Lucas has more than 20 years experience in the Canadian pharmaceutical industry, and was instrumental in overseeing the successful 1995 merger of Glaxo Canada and Burroughs Wellcome. Mr. Lucas currently serves on several university committees and is the vice chairman of the Pharmaceutical Manufacturers Association of Canada.

MICHAEL MCCALL. Mr. McCall, who has been one of our directors since January 2001, has spent most of his adult life involved in the health care field. From 1962 to 1979, he worked for Baxter Laboratories in a variety of marketing and management positions, including director of marketing for Fenwal Blood Products, and in his last position, vice-president of Baxter's pharmaceutical division. From 1980 to 1985, he worked for Delmed Inc. as a vice president responsible for its Blood Products and Serologicals subsidiaries, worldwide providers of specialty human antibodies and other blood-related products and services. Since 1986 Mr. McCall has operated his own consulting business specializing in the area of cell therapies and blood banking computerization. Mr. McCall has been a director of Cytomatrix since April 1999. He graduated from the University of Wisconsin in 1962 with a B.S. degree.

Committees of the Board of Directors and Meetings

      Meeting Attendance. During the fiscal year ended June 30, 2001, there were five meetings of our Board of Directors, and the Audit Committee and the Compensation Committee of the Board of Directors met a total of one and five times, respectively. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2001. In addition, from time to time, the members of the Board of Directors and its committees acted by unanimous written consent pursuant to Delaware law.

      Audit Committee. Our Audit Committee has three members: Mr. Reardon, Dr. Krantz and Mr. Lucas. Our Audit Committee reviews the engagement of our independent accountants, reviews financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Our Audit Committee met one time during the year ended June 30, 2001. Our Audit Committee was formed and our Audit Committee charter was adopted late in the fiscal year ended June 30, 2001. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement. Mr. Reardon is not standing for reelection to our Board of Directors. Accordingly, after the 2002 Annual Meeting, our Audit Committee will consist of Dr. Krantz and Mr. Lucas.

      Compensation Committee. Our Compensation Committee, which met three times during fiscal 2001, has four members: Mr. Reardon, Dr. Krantz, Dr. Lingwood and Mr. McCall. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee also administers our 2001 Amended and Restated Incentive Plan. Mr. Reardon and Mr. McCall are not standing for reelection to our Board of Directors. Accordingly, after the 2002 Annual Meeting, our Compensation Committee will consist of Dr. Krantz and Dr. Lingwood.

      The Audit Committee and the Compensation Committee are the only standing committees of the Board of Directors. We do not have a standing Nominating Committee.

Compensation of Directors

      Under our 2001 Incentive Plan all non-employee directors received a grant of non-qualified options for 30,000 shares of our common stock upon initial election and a grant of 10,000 options upon reelection at the annual shareholders meeting. Pursuant to these provisions, on April 10, 2001, we issued an aggregate of 90,000 non-qualified stock options to the following directors in the amounts set forth next to their names for current and past service on the
Board: Paul Lucas (20,000), Thomas M. Reardon (20,000), Dr. Allen Krantz (20,000) and Michael McCall (30,000). These options vest in three equal installments commencing one year from the date of grant. Options granted during fiscal 2001 to Steven Peltzman are reported under "Executive Compensation - Options Grants in Last Fiscal Year."

      Non-employee directors also receive a $1,000 fee for each board meeting attended in person, a $500 fee for each committee meeting personally attended on the same day as a board meeting, and a $500 fee for each board meeting attended by telephone conference call, plus reimbursement for travel and lodging expenses incurred to attend each board meeting.

      We have entered into consulting arrangements, now terminated, with Dr. Clifford A. Lingwood and Dr. Allan M. Green, both of whom serve the Board of Directors, pursuant to which we have agreed to pay them monthly consulting fees of approximately $1,900 and $6,250, respectively. Dr. Lingwood's laboratory at the Hospital for Sick Children is a source of technology for us and receives research support through contractual arrangements with the Hospital.

      In addition, Dr. Lingwood owns a 35% share of the interest owned by the Hospital for Sick Children in the patent application entitled "Verotoxin Pharmaceutical Compositions and Medical Treatment." He and the other owners of the patent granted the University of Toronto Innovations Foundation the exclusive right to grant licenses for the verotoxin technology and the Foundation in turn has granted an exclusive license for the verotoxin technology to us.

Executive Officers

      The following table sets forth certain information regarding our executive officers who are not also directors. We have consulting agreements with Dr. McNair and Ms. Guertin.

Name                   Age    Title
----                   ---    -----

Dr. Douglas McNair      48    Senior Vice President of Research and Development

Michelle C. Guertin     45    Principal Financial Officer,  Treasurer, Secretary

DOUGLAS MCNAIR, M.D., PH.D. Dr. McNair joined us as Senior Vice President of Research and Development in October 2001. From August 1998 to September 2001, Dr. McNair was Vice President for Clinical Affairs for ABIOMED, Inc. in Danvers, MA, where he had a wide range of responsibilities. In addition, Dr. McNair worked with Cerner Corporation (Kansas City, MO) for 12 years in several capacities: Group Vice President, Regulatory & Government Affairs, General Manager-Midwest Division, and Vice President, Product Engineering. Dr. McNair has also been a faculty member of Baylor College of Medicine (Houston, TX) in the Departments of Medicine and Pathology. Dr. McNair holds a Doctorate in Biomedical Engineering and an M.D. from the University of Minnesota, (Minneapolis, MN).

MICHELLE C. GUERTIN. Ms. Guertin has been a consultant to us since December 2000 and became our Principal Financial Officer in April 2001 and our Secretary and Treasurer in May 2002. She oversees all of our financial operations. From 1999 to 2000, she was corporate controller of Servicesoft Technologies, Inc., an internet software development company in Natick, Massachusetts. In this role, her responsibilities included managing financials for worldwide operations, several financing rounds; mergers and acquisitions; implementing policies and procedures; sales order administration; audit, banking and insurance. From 1993 to 1998, she was controller of the laser systems division of General Scanning Inc., a software and hardware manufacturer in Wilmington, Massachusetts. She was involved in opening up new offices throughout Asia, implementing Oracle financial systems, and designing and implementing worldwide business processes and procedures to support significant growth. From 1979 to 1990, Ms. Guertin also held several financial positions at Dennison Manufacturing Company, most recently as accounting manager for European stationery and corporate accounting manager. Ms. Guertin received her B.S. in Accounting, summa cum laude, and her M.B.A. from Western New England College.

                             EXECUTIVE COMPENSATION

      The following table summarizes compensation earned during each of the last three completed fiscal years by each person who served as our chief executive officer during the fiscal year ended June 30, 2001 (each a "Named Executive Officer"). There were no other executive officers of the Company who earned in excess of $100,000 during the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                           Annual              Long Term
                                        Compensation         Compensation
                                        ------------         ------------

                                                          Securities Underlying
Name and Principal Position    Year       Salary ($)          Options/SARs (#)
---------------------------    ----       ----------          ----------------

Steven M. Peltzman,            2001        140,000              300,000(2)
Chief Executive Officer (1)

Robert Bender,                 2001        172,000                   --
Chief Executive Officer (3)    2000        153,541              500,000
                               1999        144,000                   --
                               ----        -------              -------

(1) Mr. Peltzman served as our chief executive officer from January 2001 through September 19, 2001. Information for the portion of the fiscal year prior to January 2001 and for prior fiscal years is not included, as Mr. Peltzman was not employed by the Company for those periods.

(2) The options were cancelled as of September 19, 2001, the date of Mr. Peltzman's termination of employment with us.

(3) Mr. Bender served as chief executive officer from May 1997 to January 2001. His 2001 salary consists of $72,000 earned for his service as chief executive officer during the first half of the fiscal year, of which $39,000 was paid in cash and $33,000 was accrued, and $100,000 earned pursuant to the consulting agreement. $92,541 of his 2000 salary was paid in cash and the balance of $61,000 was accrued; $120,000 of his 1999 salary was paid in cash, and the balance of $24,000 was accrued.

Option Grants in Last Fiscal Year

      The following table shows grants of stock options that were made during the fiscal year ended June 30, 2001 to each of the Named Executive Officers.

                                Individual Grants
                                -----------------
                    Number of     % of Total
                   Securities    Options/SARs   Exercise
                   Underlying     Granted to     or Base
                  Options/SARs   Employees in     Price     Expiration
Name               Granted (#)    Fiscal Year   ($/Share)      Date
----               -----------    -----------   ---------      ----

Steven Peltzman       300,000 *          56%      $1.65      4/10/2011
Robert Bender               0            --          --             --

* The options were granted pursuant to our 2001 Incentive Compensation Plan (the "Plan"). The options granted are non-qualified stock options and vest annually in three equal installments commencing one year from the date of grant. The options were cancelled as of September 19, 2001, the date of Mr. Peltzman's termination of employment with us.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

      The following table provides information regarding the exercises of options by each of the Named Executive Officers during the 2001 fiscal year. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of June 30, 2001 and the values of "in-the-money" options, which values represent the positive spread between the exercise price of any such option and the fiscal year-end value of the Common Stock.

                                        Number of Securities Underlying    Value of the Unexercised
                   Shares                     Unexercised Options            In-The-Money Options
                  Acquired                    At Fiscal Year-End           At Fiscal Year-end ($)(*)
                     on        Value    -------------------------------    -------------------------
Name              Exercise   Realized   Exercisable       Unexercisable   Exercisable   Unexercisable
----              --------   --------   -----------       -------------   -----------   -------------
                               ($)
Steven Peltzman     --          --          --              300,000(1)         --         $555,000
Robert Bender       --          --        500,000             --              $ 0            --

* The value of unexercised in-the-money options at fiscal year end assumes a fair market value for our common stock of $3.50, the closing sale price per share of our common stock as reported in The American Stock Exchange on June 29, 2001. Mr. Bender's stock options, which are non-qualified stock options, were granted in fiscal year 2000 at an exercise price of $4.25 for 250,000 options and $5.00 for the remaining 250,000 options.

(1) The options were cancelled as of September 19, 2001, the date of Mr. Peltzman's termination of employment with us.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

      Stock options and other awards issued under our 2001 Amended and Restated Incentive Plan shall become immediately vested and exercisable upon a "Change of Control," as defined in the Plan.

                            REPORT OF AUDIT COMMITTEE

      The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the American Stock Exchange, has furnished the following report:

      The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee's role and responsibilities are set forth in our charter adopted by the Board, which is attached as Appendix A to this proxy statement. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2001, the Audit Committee took the following actions:

      o Reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2001 with management and PricewaterhouseCoopers LLP, our independent auditors;

      o Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

      o Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with
PricewaterhouseCoopers LLP their independence.

      The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

      Based on the Audit Committee's review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 for filing with the SEC.

                        Members of the Select Therapeutics Inc. Audit Committee Thomas M. Reardon
                        Dr. Allen Krantz
                        Paul Lucas

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the common stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended June 30, 2001 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On November 19, 2001, we issued options to purchase 600,000 shares of our common stock to Andrew Muir, for consulting services rendered to us. On May 20, 2002, we issued options to purchase 1,000,000, 1,000,000, 800,000 and 700,000 shares of our common stock to, respectively, Craig Sibley, Dr. Andrew Muir, Dr. Douglas McNair and Michelle Guertin.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      We have retained PricewaterhouseCoopers LLP as our independent accountants since December 14, 2000. On May 20, 2002, the Board of Directors appointed PricewaterhouseCoopers as our independent auditors for the fiscal year ending June 30, 2002. One or more representatives of PricewaterhouseCoopers are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

      On December 14, 2000, we dismissed our independent accountants, KPMG LLP. The reports of KPMG on our consolidated financial statements for the two years ended June 30, 2000 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle except that such report of KPMG stated that "...[Select Therapeutics Inc.] has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern." We had no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of KPMG would have caused it to make reference thereto in its reports. Our decision to change accountants was approved by the Board of Directors.

      In accordance with Item 304(a)(3) of Regulation S-B, we have provided KPMG with a copy of the foregoing disclosure.

      After consideration of the qualifications of various accounting firms and following appropriate interviews, we engaged PricewaterhouseCoopers to act as our independent accountants effective December 14, 2000. Prior to their engagement, we did not consult PricewaterhouseCoopers regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was the subject of a disagreement or a reportable event.

      During the fiscal year ended June 30, 2001, we retained
PricewaterhouseCoopers to provide services in the following categories and amounts:

Audit Fees

      PricewaterhouseCoopers billed us an aggregate of $80,600 in fees for professional services rendered in connection with the audit of our consolidated financial statements for the fiscal year ended June 30, 2001 and review of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for each of the quarters ended December 31, 2000 and March 31, 2001.

Financial Information Systems Design and Implementation Fees

      PricewaterhouseCoopers billed us no fees and provided no professional services to us for the fiscal year ended June 30, 2001 in connection with the design and implementation of financial information systems.

All Other Fees

      PricewaterhouseCoopers billed us an aggregate of $110,000 for other services rendered to us for the fiscal year ended June 30, 2001, all of which was audit-related pertaining to the formation of Cell Science Therapeutics and related SEC filings.

      Our Audit Committee has considered whether the provision of services other than audit services is compatible with maintaining the principal accountant's independence.

                              ELECTION OF DIRECTORS

                                 (Notice Item 1)

      On May 20, 2002 the Board of Directors nominated Dr. Andrew Muir, Mr. Craig Sibley, Dr. Allen Krantz, Dr. Clifford A. Lingwood and Mr. Paul Lucas for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors until the 2003 Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

      Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Dr. Andrew Muir, Mr. Craig Sibley, Dr. Allen Krantz, Dr. Clifford A. Lingwood and Mr. Paul Lucas. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

      A plurality of the shares voted at the Meeting is required to elect each nominee as a director.

      The Board Of Directors Recommends The Election Of Dr. Andrew Muir, Mr. Craig Sibley, Dr. Allen Krantz, Dr. Clifford A. Lingwood and Mr. Paul Lucas As Directors, And Proxies Solicited By The Board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

            ADOPTION OF OUR 2001 AMENDED AND RESTATED INCENTIVE PLAN

                                 (Notice Item 2)

General

      Our 2001 Incentive Plan (the "Plan") was approved by our Board of Directors on April 10, 2001 and authorized a total of 3,000,000 shares of common stock for issuance under the Plan. It was amended and restated as the 2001 Amended and Restated Incentive Plan by our Board of Directors on May 20, 2002, which amendment included an increase in the total number of shares reserved for issuance under the Plan from 3,000,000 to 10,000,000 shares of common stock. This Plan is being submitted for your approval to ensure qualification of the Plan under the Internal Revenue Code of 1986, as amended (the "Code") and the rules of the American Stock Exchange.

Summary of Material Features of the Plan

      The following is a summary of the key provisions of the Plan, a copy of which is attached to this proxy statement as Appendix B.

Purpose: The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants in the Plan to those of shareowners, and by providing participants in the Plan with an incentive for outstanding performance.

Administration:                         The Plan is to be administered by our
                                        Board of Directors, except to the extent that it delegates its authority to a committee of the Board of Directors. The
                                        Board of Directors has designated its
                                        Compensation Committee as the
                                        administrator of the Plan.

Awards: The Plan authorizes the issuance of non-qualified stock options, performance awards and restricted stock to our employees, directors and consultants (approximately 15 people).

Option Exercise Price:                  For stock options, the exercise price
                                        per share is determined by the
                                        Administrator, subject to the limitation that the exercise price at least equal
                                        100% of the fair market value per share
                                        of common stock on the date of the grant of the stock option.

Term of Options:                        The term of stock options is determined
                                        by the Administrator; provided, however, that no stock option shall be exercisable later than the tenth (10th) anniversary date of its grant.

Vesting; Exercise of Options:           An option may be exercised by giving
                                        written notice to us together with
                                        provision for payment of the full
                                        exercise price for the number of shares
                                        as to which the option is being
                                        exercised. The ability of an optionee to exercise an option, however, is subject to the vesting of the option. Options shall vest at such times and under such conditions as determined by the
                                        Administrator; provided, however, unless another vesting period is provided by the Administrator at or before the grant of an option, one-third of the options will vest on each of the first three anniversaries of the grant date; if one option remains after equally dividing the grant by three, it will vest on the first anniversary of the grant date, if two options remain, then one will vest on each of the first two anniversaries of the grant date. The Administrator shall have the right to accelerate the vesting of any option. If the Administrator determines that an option recipient is engaged in competitive activity with us or our subsidiaries, the Administrator may cancel any option granted to the recipient. In addition, under certain circumstances, we may recover profits from options exercised within six months of the employee engaging in competitive activities.

Performance Awards:                     The Plan allows the award of
                                        "performance shares" and "performance
                                        units." These are contingent incentive
                                        awards that are converted into stock
                                        and/or cash and paid out to the
                                        participant only if specific performance goals are achieved over performance periods of not less than one year. If the performance goals are not achieved, the awards are forfeited or reduced.
                                        Performance shares are each equivalent
                                        in value to a share of common stock
                                        (payable in cash and/or stock), while
                                        performance units are equal to a
                                        specific amount of cash.

Performance Goals:                      Performance Goals. The performance goals
                                        set by the Administrator include payout
                                        tables, formulas or other standards to
                                        be used in determining the extent to
                                        which the performance goals are met and, if met, the number of performance shares and/or performance units which would be converted into stock and/or cash (or the rate of such conversion) and distributed to participants. The performance goals will be determined by the Administrator and may include any of the following criteria or any combination thereof:

                                        (1)   our financial performance, which
                                              may be based on financing
                                              activities and financial results,
                                              including, without limitation, net
                                              income, Value Added (after-tax
                                              cash operating profit less
                                              depreciation and less a capital
                                              charge), EBITDA (earnings before
                                              income taxes, depreciation and
                                              amortization), revenues, sales,
                                              expenses, costs, market share,
                                              volumes of a particular product or
                                              service or category thereof,
                                              including but not limited to the
                                              product's life cycle (for example,
                                              products introduced in the last
                                              two years), return on net assets,
                                              return on assets, return on
                                              capital, profit margin, operating
                                              revenues, operating expenses,
                                              and/or operating income;

                                        (2)   our product development
                                              performance, which may be based
                                              upon measured progress in
                                              achieving specific research and
                                              development milestones, such as
                                              those related to preclinical
                                              programs, clinical trials,
                                              regulatory approvals and strategic
                                              alliances; or

                                        (3)   our stock price, return on
                                              shareholders' equity, total
                                              shareholder return (Stock price
                                              appreciation plus dividends,
                                              assuming the reinvestment of
                                              dividends), and/or earnings per
                                              share.

                                        The effects of the following events are
                                        disregarded in determining whether
                                        performance goals are met: changes in
                                        accounting principles; extraordinary
                                        items; changes in tax laws affecting net income and/or value added; and natural disasters, including floods, hurricanes, and earthquakes.

Term of Restricted Stock:               The Plan permits the Administrator to
                                        grant restricted stock awards. Each
                                        share of restricted stock shall be
                                        subject to such terms, conditions,
                                        restrictions, and/or limitations, if
                                        any, as the Administrator deems
                                        appropriate, including, but not by way
                                        of limitation, restrictions on
                                        transferability and continued
                                        employment. In order to qualify a
                                        restricted stock grant under Section
                                        162(m) of the Code, the Administrator
                                        may condition vesting of the award on
                                        the attainment of performance goals,
                                        using the same performance criteria as
                                        that used for performance shares and
                                        units. The vesting period for restricted stock shall be determined by the Administrator, with a minimum vesting period of three years; however, the Administrator may accelerate the vesting of any such award.

Other Information:                      The Plan may be amended in whole or in
                                        part by the Board of Directors or the
                                        Administrator. In the event of a Change
                                        in Control (as defined in the Plan), all options and restricted stock granted under the Plan will become vested, and all performance shares or units relating to incomplete performance periods shall be deemed to have achieved their performance goals.

      As of May 23, 2002, an aggregate of 4,831,000 shares are issuable upon the exercise of outstanding options under the Plan. No performance awards or restricted stock have been issued under the Plan. On May 23, 2002, the closing market price per share of our common stock was $0.19, as reported in the American Stock Exchange.

Federal Income Tax Considerations

      The following is a brief summary of the applicable federal income tax laws relating to stock options under the Plan:

            All stock options granted under the Plan are non-qualified options. A non-qualified option ordinarily will not result in income to the optionee or deduction to Select Theraputics Inc. at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to Select Therapeutics Inc. in an amount equal to the optionee's compensation income.

            An optionee's initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

New Plan Benefits

      The following table shows the total number of stock option grants made under the Plan to the identified individuals and groups, which grants are subject to the approval of the Plan by the stockholders.

                                NEW PLAN BENEFITS
                    2001 Amended and Restated Incentive Plan

------------------------------- ------------------- ---------------
       Name and Position        Dollar Value ($)(1) Number of Units
------------------------------- ------------------- ---------------

------------------------------- ------------------- ---------------
Craig Sibley, President, Chief       $190,000          1,000,000
Executive Officer, Director
------------------------------- ------------------- ---------------
Andrew Muir                          $190,000          1,000,000
------------------------------- ------------------- ---------------
Steven M. Peltzman                         --                  0
------------------------------- ------------------- ---------------
Robert Bender                              --                  0
------------------------------- ------------------- ---------------
Current Executive Officers           $475,000          2,500,000
------------------------------- ------------------- ---------------
Non-Executive Directors              $190,000          1,000,000
------------------------------- ------------------- ---------------
Non-Executive Officer Employees            --                  0
------------------------------- ------------------- ---------------

(1) The Dollar Value has been derived by multiplying the number of Units by the closing market price per share of our common stock of $0.19, as reported in the American Stock Exchange on May 23, 2002.

      The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve the Plan.

      The Board Of Directors Recommends Approval Of The Adoption Of The Plan, And Proxies Solicited By The Board Will Be Voted In Favor Of The Plan Unless A Stockholder Indicates Otherwise On The Proxy.

      The following table gives information as of June 30, 2001 regarding equity awards under the Plan and other equity awards issued to employees, directors and consultants of the Company prior to the adoption of the Plan by the Board of
Directors:

---------------------------------------------------------------------------------------------------------------------
                                      (a)                        (b)                             (c)
---------------------------------------------------------------------------------------------------------------------
                            Number of securities to       Weighted-average         Number of securities remaining
                            be issued upon exercise       exercise price of         available for future issuance
                            of outstanding options,     outstanding options,       under equity compensation plans
Plan category                  warrants and rights       warrants and rights                 (excluding
--------------              ----------------------      --------------------     securities reflected in column (a))
                                                                                 -----------------------------------
---------------------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security                       0                          0                               0
holders
---------------------------------------------------------------------------------------------------------------------
Equity compensation plans
not approved by security           1,899,000(1)                   $3.22                       2,499,000
holders
---------------------------------------------------------------------------------------------------------------------
Total                              1,899,000(1)                   $3.22                       2,499,000
---------------------------------------------------------------------------------------------------------------------

(1) Includes options to purchase 380,000 shares of our common stock issued under the Plan that were cancelled after June 30, 2001. Does not include warrants to purchase 25,000 shares of our common stock issued in January 2002.

      The Plan is described above.

Other Non-Shareholder Approved Equity Arrangements.

      In September 1999, in connection with the election of Robert C. Galler as our vice president, we issued to Mr. Galler options entitling him to purchase 300,000 shares of our common stock at a price of $1.73 per share, exercisable until September 30, 2004.

      In March 2000, we issued options to purchase an aggregate of 900,000 shares of our common stock, all fully vested upon the date of grant and exercisable until March 1, 2007, to four of our then officers and/or directors in consideration for services rendered as follows: Robert Bender received an aggregate of 500,000 options entitling him to purchase 250,000 shares at a price of $4.25 per share and 250,000 shares at $5.00 per share; our then officer Robert C. Galler received an aggregate of 300,000 options entitling him to purchase 150,000 shares at $4.25 per share; and 150,000 shares at $5.00 per share; Dr. Allan M. Green received options entitling him to purchase 60,000 shares at $4.25 per share; and Dr. Clifford A. Lingwood received options entitling him to purchase 40,000 shares at $4.25 per share.

      In March 2000, we issued options to a consultant to purchase an aggregate of 50,000 shares of our common stock, entitling her to purchase 25,000 shares at a price of $4.25 per share and 25,000 shares at $5.00 per share, all fully vested upon the date of the grant and exercisable until March 1, 2007.

      In September 2000, as part of a termination agreement, we granted an option to a former consultant to purchase 15,000 shares of common stock at an exercise price of $4.00 per share, which was equal to fair market value at the date of grant. The option vested immediately and expires on September 10, 2002. The fair value of the option as determined by the Black Scholes Model, amounting to $45,000, was expensed during the fiscal year ended June 30, 2001.

      In October 2000, we granted an option to a consultant to purchase 15,000 shares of common stock at an exercise price of $4.25 per share. The option vested immediately and expires on October 25, 2007. The fair value of the option as determined by the Black Scholes Model, amounting to $60,700, was expensed during the fiscal year ended June 30, 2001.

      In November 1999, we granted Class B warrants to purchase 26,000 shares of common stock at a price of $3.00 per share exercisable until December 31, 2002 as consideration for consulting services.

      In October 2000, we granted Class C warrants to purchase 62,000 shares of common stock at a price of $2.00 per share exercisable until December 31, 2002 as consideration for consulting services. The fair value of the warrants as determined by the Black Scholes Model, amounting to $211,300, was expensed during the fiscal year ended June 30, 2001.

      In February 2001, we granted Class D warrants to purchase 30,000 shares of common stock at a price of $3.00 per share exercisable until January 22, 2006 as consideration for consulting services. The fair value of the warrants as determined by the Black Scholes Model, amounting to $50,600, was expensed during the fiscal year ended June 30, 2001.

      In January 2002, we granted warrants to purchase 25,000 shares of common stock at a price of $1.00 per share exercisable until January 28, 2006 as consideration for consulting services.

    AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO INCREASE FROM 50,000,000 SHARES TO 150,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK
                            AUTHORIZED TO BE ISSUED

                                 (Notice Item 3)

      The Board of Directors has determined that it is advisable to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Certificate of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Charter is attached to this proxy statement as Appendix C.

      As of May 23, 2002, approximately 17.9 million shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 14.2 million shares were reserved for issuance upon the conversion of existing securities and exercise of options granted or available for grant under our stock plan. Accordingly, a total of approximately 17.9 million shares of common stock is available for future issuance.

      We are currently engaged in a private offering of our common stock at a price of $0.15 per share. We are offering between 46,666,667 ($7,000,000) and 53,333,333 ($8,000,000) shares of our common stock pursuant to this private placement. We may elect to close on the sale of shares only if we receive subscriptions for the minimum offering amount and shall have the option of selling additional shares, up to the maximum offering amount. The minimum investment size shall be $50,000, subject to our accepting subscriptions for smaller amounts, such acceptance to be at our sole discretion. On one occasion, no earlier than 30 days after the final closing of the offering, the holders of a majority of the shares purchased in the offering may demand registration of the shares at our expense. Holders of these shares shall also have unlimited piggy-back registration rights in the event we file any registration statement other than a Form S-4 or S-8. The period during which we will accept subscriptions to purchase shares in the offering shall continue until the earlier of the date that the offering is fully subscribed and August 5, 2002, subject to extension by us for up to 30 days. If we receive sufficient subscriptions to purchase shares in the offering and we complete the private placement, we intend to use the proceeds of the offering (i) to commence our first human clinical trial for VT-1 in a single cancer therapy in Canada; (ii) to conduct the pre-clinical program for our antigen presentation technology in preparation for the filing of an investigational new drug application for cancer immunotherapy; (iii) to initiate business development discussions with potential corporate partners; and (iv) for general working capital purposes. The exclusive placement agents for the offering shall be Aurora Capital LLC and Gelband & Company. The placement agents shall be entitled to aggregate fees as follows:
(w) 500,000 restricted shares of our common stock; (x) cash fees equal to 10% of the gross proceeds raised in the offering; (y) five year warrants in that number of shares of our common stock that is 10% of the shares sold in the offering; and (z) reimbursement of pre-approved out-of-pocket expenses. In order to complete the offering, we need to authorize additional shares of common stock.

      Furthermore, the Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors' discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. Other than the private placement referenced above, we currently have no specific understandings, arrangements or agreements with respect to any future financings or acquisitions that would require us to issue a material amount of new shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

      We will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of the American Stock Exchange or any other stock exchange on which our shares may then be listed. We will not be soliciting stockholder approval for the proposed private offering of our common stock referenced above. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

      The affirmative vote of a majority of the common stock outstanding and entitled to vote at the Meeting is required to approve the amendment to our Certificate of Incorporation to effect the proposed increase in our authorized shares.

      The Board Of Directors Recommends A Vote To Approve The Amendment To Our Certificate Of Incorporation, And Proxies Solicited By The Board Will Be Voted In Favor Of The Amendment Unless A Stockholder Indicates Otherwise On The Proxy.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

      To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2003, stockholder proposals must be received no later than February 10, 2003. If we do not receive notice of any matter to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by April 26, 2003, management proxies may confer discretionary authority to vote on the matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of Michelle Guertin, Secretary, Select Therapeutics Inc., 20 Hampden Street, Boston, Massachusetts 02119.

      Our Annual Report on Form 10-KSB, as amended, for the fiscal year ended June 30, 2001 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available to beneficial owners of our common stock without charge upon written request to Michelle Guertin, Secretary, Select Therapeutics Inc., 20 Hampden Street, Boston, Massachusetts 02119.

Boston, Massachusetts
June 10, 2002

      APPENDIX A - CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                       OF
                            SELECT THERAPEUTICS INC.

I.    PURPOSE

The primary function of the Select Therapeutics Inc. (the "Corporation") Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.   COMPOSITION

The Audit Committee shall be comprised of at least two members, a majority of the members of which shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, financial management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporations financials consistent with IV.4. below.

IV.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the reports to management prepared by the independent accountants and management's response.

4. Review with financial management and the independent accountants the 10-K prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes

8. In consultation with the independent accountants and financial management, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and financial management regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and financial management any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

14. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and the need for an internal audit department.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

              APPENDIX B - 2001 AMENDED AND RESTATED INCENTIVE PLAN

Article 1 Establishment and Purpose.

      1.1 Establishment of the Plan. Select Therapeutics Inc., a Delaware corporation (the "Company" or "Select"), hereby establishes an incentive compensation plan (the "Plan"), as set forth in this document.

      1.2 Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's shareowners, and by providing Participants with an incentive for outstanding performance.

      1.3 Effective Date of the Plan. The Plan shall become effective on April 10, 2001.

Article 2 Definitions.

      Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

      (a) "Administrator" means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

      (b) "Award" means, individually or collectively, a grant or award under this Plan of Stock Options, Restricted Stock, Performance Units, or Performance Shares.

      (c) "Award Agreement" means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

      (d) "Board" or "Board of Directors" means the Select Board of Directors.

      (e) "Cause" shall mean willful and gross misconduct on the part of an Employee that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Committee in its sole discretion.

      (f) "Change in Control" shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the total voting power represented by the Company's then outstanding voting securities, or (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company's shareowners was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareowners of the Company approve a merger or consolidation of the Company with any other corporation other than a Subsidiary, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least eighty percent (80%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

      (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (h) "Committee" means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.

      (i) "Director" means any individual who is a member of the Select Board of Directors.

      (j) "Disability" shall mean absence of an Employee from work under the relevant Company or Subsidiary disability plan or, if there be no such plan, within the meaning of Section 22(e)(3) of the Code.

      (k) "Employee" means any employee of the Company or of one of the Company's Subsidiaries.

      (l) "Employment" means the employment of an Employee by the Company or one of its Subsidiaries.

      (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

      (n) "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

      (o) "Fair Market Value" means the closing price on the American Stock Exchange ("ASE") for Shares on the relevant date, or if such date was not a trading day, the next preceding trading date, all as determined by the Company. A trading day is any day that the Shares are traded on the ASE. In lieu of the foregoing, the Committee may select any other index or measurement to determine the Fair Market Value of Shares under the Plan.

      (p) "Non-Employee Director" means a Director who is not an Employee.

      (q) "Option" means an option to purchase Shares from Select.

      (r) "Participant" means a person who holds an outstanding Award.

      (s) "Performance Unit" and "Performance Share" each means an Award granted pursuant to Article 8 herein.

      (t) "Plan" means this 2001 Amended and Restated Incentive Plan. The Plan may also be referred to as the "Select 2001 Incentive Plan" or as the "Select Therapeutics Inc. 2001 Incentive Plan."

      (u) "Restricted Stock" means an Award of Stock granted pursuant to Article 7 herein.

      (v) "Retirement" or to "Retire" means the Participant's Termination of Employment for any reason other than death, Disability or for Cause, after attaining either (1) age 55 with at least 20 years of vested service as an Employee; (2) age 60 with at least 15 years of such service; or (3) age 65 with at least 5 years of such service.

      (x) "Shares" or "Stock" means the shares of common stock of the Company.

      (x) "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, more than fifty percent (50%) of the total combined voting power of all classes of Stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns more than fifty percent (50%) of the combined equity thereof.

      (y) "Termination of Employment" or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary.

Article 3 Administration.

      3.1 The Committee. Administration of the Plan shall be as follows:

      (a) The Plan and all Awards hereunder shall be administered by the Board except to the extent the Board delegates it authority to the Compensation Committee of the Board or such other Committee as may be appointed by the Board for this purpose (each of the Compensation Committee and such other Committee is the

"Committee"), where each Director on the Committee is a "Non-Employee Director", as that term is used in Rule 16b-3 under the Exchange Act (or any successor designation for determining who may administer plans, transactions or awards exempt under Section 16(b) of the Exchange Act), as that rule may be modified from time to time.

      (b) The Committee shall have full authority to administer the Plan and all Awards hereunder except as otherwise provided herein or by the Board. The Board may replace any Committee at any time.

      3.2 Authority of the Administrator. The Administrator shall have full power, except as limited by law and subject to the provisions herein, in its sole and exclusive discretion: to grant Awards; to select the recipients of Awards; to determine the eligibility of a person to participate in the Plan or to receive a particular Award; to determine the sizes and types of Awards (provided, however, that in no event shall Awards to purchase more than 3,000,000 Shares be granted to any Participant in any fiscal year); to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 12 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Administrator as provided in the Plan. Further, the Administrator shall make all other determinations, which may be necessary or advisable for the administration of the Plan.

      No Award may be made under the Plan after April 10, 2011.

      References herein to determinations or other actions by Select or the Company shall mean actions authorized by the Administrator, the Chairman of the Board of Select, or the Chief Executive Officer of Select or their respective successors or duly authorized delegates, in each case in the discretion of such person.

      All determinations and decisions made by Select pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Participants, and Non-Employee Directors, and their estates and beneficiaries.

Article 4 Shares Subject to the Plan.

      4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the number of Shares available for issuance under the Plan shall not exceed 10.0 million. The Shares granted under this Plan may be either authorized but unissued or reacquired Shares. The Administrator shall have full discretion to determine the manner in which Shares available for grant are counted in this Plan.

      Without limiting the discretion of the Administrator under this section, unless otherwise provided by the Administrator the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

      (a) The grant of a Stock Option or a Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award. However, to the extent the Participant uses previously owned Shares to pay the Exercise Price or any taxes, or Shares are withheld to pay taxes, these Shares shall be available for regrant under the Plan.

      (b) With respect to Performance Shares, the number of Performance Shares granted under the Plan shall be deducted from the number of Shares available for grant under the Plan. The number of Performance Shares which cannot be, or are not, converted into Shares and distributed (including deferrals) to the Participant or deferred following the end of the Performance Period, or which are withheld for taxes, shall increase the number of Shares available for regrant under the Plan by an equal amount.

      (c) With respect to Performance Units representing a fixed dollar amount that may only be settled in cash, the Performance Units Award shall not affect the number of Shares available under the Plan.

      4.2 Lapsed Awards. If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason, Shares subject to such Award shall be again available for the grant of an Award under the Plan.

      4.3 Adjustments in Authorized Plan Shares. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and Performance Shares constituting outstanding Awards, as may be determined to be appropriate and equitable by the Administrator, in its sole discretion, to prevent dilution or enlargement of rights.

Article 5 Eligibility and Participation.

      5.1 Eligibility. All Employees (including a prospective Employee whose Awards shall be conditioned on actually becoming an Employee) and individuals who are or have been directors, consultants or independent contractors to the Company or any Subsidiary are eligible to receive Awards under this Plan.

      5.2 Actual Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from all eligible individuals those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Employee or other person is entitled to receive an Award unless selected by the Administrator.

Article 6 Stock Options.

      6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible individuals at any time and from time to time, and under such terms and conditions, as shall be determined by the Administrator. The Administrator shall have discretion in determining the number of Shares subject to Options granted to each Participant.

      6.2 Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Administrator. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Administrator shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains (unless otherwise provided by the Administrator, each Option may be exercised to purchase one Share), and such other provisions as the Administrator shall determine.

      6.3 Exercise Price. Unless a greater Exercise Price is determined by the Administrator, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

      6.4 Duration of Options. Each Option shall expire at such time as the Administrator shall determine at the time of grant (which duration may be extended by the Administrator); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

      6.5 Vesting of Options. Options shall vest at such times and under such terms and conditions as determined by the Administrator; provided, however, unless another vesting period is provided by the Administrator at or before the grant of an Option, one-third of the Options will vest on each of the first three anniversaries of the grant date; if one Option remains after equally dividing the grant by three, it will vest on the first anniversary of the grant date, if two Options remain, then one will vest on each of the first two anniversaries of the grant date. The Administrator shall have the right to accelerate the vesting of any Option.

      6.6 Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Administrator shall in each instance approve, which need not be the same for each grant or for each Participant. Exercises of Options may be effected only on days and during the hours that the American Stock Exchange is open for regular trading. The Company may further change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Option may be exercised no later than the most immediately preceding date and time that the Option was exercisable.

      Options shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price. When Options have been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

      6.7 Payment. The Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received therefor. Payment may be made:

      (a) in cash, or

      (b) unless otherwise provided by the Administrator at any time, and subject to such additional terms and conditions and/or modifications as the Administrator or the Company may impose from time to time, and further subject to suspension or termination of this provision by the Administrator or Company at any time, by:

            (i) delivery of Shares of Stock owned by the Participant in partial (if in partial payment, then together with cash) or full payment; provided, however, as a condition to paying any part of the Exercise Price in Stock, at the time of exercise of the Option, the Participant must establish to the satisfaction of the Company that the Stock tendered to the Company must have been held by the Participant for a minimum of six (6) months preceding the tender; or

            (ii) if the Company has designated a stockbroker to act as the Company's agent to process Option exercises, issuance of an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (A) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (B) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. No Stock shall be issued until the settlement date and until the proceeds (equal to the Option Price and tax withholding) are paid to the Company.

                  If payment is made by the delivery of Shares of Stock, the value of the Shares delivered shall be equal to the Fair Market Value of the Shares on the day preceding the date of exercise of the Option.

                  Restricted Stock may not be used to pay the Option Price.

      6.8 Termination of Employment. Unless otherwise provided by the Administrator, the following limitations on exercise of Options shall apply upon Termination of Employment:

      (a) Termination by Death or Disability. In the event of the Participant's Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than three
(3) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier. However, in the event the Participant was eligible to Retire at the time of Termination of Employment, notwithstanding the foregoing, the Options may be exercised, if at all, no more than five (5) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.

      (b) Termination for Cause. In the event of the Participant's Termination of Employment by the Company for Cause, all outstanding Options held by the Participant, whether vested or not, shall immediately be forfeited to the Company and no additional exercise period shall be allowed.

      (c) Retirement or Other Termination of Employment. In the event of the Participant's Termination of Employment for any reason other than the reasons set forth in (a) or (b) above, all outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to Retire as of such Termination date, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to Retire as of such Termination date, as the case may be, unless in either case the Options, by their terms, expire earlier. In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.

      (d) Options not Vested at Termination. Except as provided in paragraph
(a), above, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and shall once again become available for grant under the Plan).

      (e) Notwithstanding the foregoing, the Administrator may, in its sole discretion, establish different terms and conditions pertaining to the effect of Termination of Employment, but no such modification shall shorten the terms of Options issued prior to such modification.

      6.9 Employee Transfers. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a Termination of Employment; provided, however, that termination of an entity's status as a Subsidiary shall be deemed a Termination of Employment of any Participants employed by such Subsidiary.

      6.10 Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Administrator:

      (a) During the Participant's lifetime, the Participant's Options shall be exercisable only by the Participant or by the Participant's guardian or legal representative. After the death of the Participant, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent's estate) or his or her guardian or legal representative.

      (b) No Option shall be transferable except only by will or by the laws of descent and distribution.

      6.11 Competition and Solicitation. In the event a Participant directly or indirectly, engages in competitive activity, or has become associated with, employed by, controls, or renders service to any business that is engaged in competitive activity, with (a) the Company, (b) any Subsidiary, or (c) any business in which any of the foregoing have a substantial interest, or if the Participant attempts, directly or indirectly, to induce any Employee to be employed or perform services elsewhere without the permission of the Company, then the Company may (i) cancel any Option granted to such Participant, whether or not vested, in whole or in part and/or (ii) rescind any exercise of the Participant's Options that occurred on or after that date which is six months prior to the date the Participant first engaged in such activity, in which case the Participant shall pay the Company (1) if the Option Shares have been sold, an amount of cash equal to the difference between the sales price of such Shares net of brokerage commissions and the Option exercise price or (2) if the Option Shares have not been sold, the amount of Shares received upon such exercise. "Has become associated with" shall include, among other things, beneficial ownership of 1/10 of 1% or more of a business engaged in competitive activity. The determination of whether a

Participant has engaged in any such activity and whether to cancel Options and/or rescind the exercise of Options shall be made by Select, and in each case such determination shall be final, conclusive and binding on all persons.

Article 7 Restricted Stock.

      7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may award Shares of Restricted Stock to eligible individuals in such amounts and upon such terms and conditions as the Administrator shall determine. In addition to any other terms and conditions imposed by the Administrator, vesting of Restricted Stock may be conditioned upon the attainment of Performance Goals based on Performance Criteria in the same manner as provided in Section 8.4 herein with respect to Performance Shares.

      7.2 Restricted Stock Agreement. The Administrator may require, as a condition to an Award, that a recipient of a Restricted Stock Award enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Administrator may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.

      7.3 Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.

      7.4 Restrictions. The Restricted Stock shall be subject to such vesting terms as may be determined by the Administrator, but the Restricted Stock shall not vest prior to the third anniversary of the grant thereof (unless accelerated as provided in Section 7.5). The Administrator may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or transfer restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

      The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as the shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.

      7.5 Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, and subject to applicable Federal securities laws, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Administrator, in its sole discretion, shall have the right to immediately vest the Shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.

      7.6 Voting Rights, Dividends and Other Distributions. Participants holding fully vested Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all regular cash dividends paid with respect to such Shares. Except as provided in the following sentence, in the sole discretion of the Administrator other cash dividends and other distributions paid to Participants with respect to Shares of Restricted Stock may be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.

      7.7 Termination of Employment Due to Death or Disability. In the event of the Participant's Termination of Employment by reason of death or Disability, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.

      7.8 Termination of Employment for Other Reasons. In the event of the Participant's Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted

Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company.

      7.9 Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Restricted Stock, whether vested or not, shall be forfeited by the Participant to the Company.

      7.10 Employee Transfers. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a Termination of Employment; provided, however, for purposes of this Article, termination of an entity's status as a Subsidiary shall be deemed a Termination of Employment of any Participants employed by such Subsidiary.

Article 8 Performance Units and Performance Shares.

      8.1 Grants of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Shares and Performance Units may be granted to eligible individuals at any time and from time to time, as determined by the Administrator. The Administrator shall have complete discretion in determining the number of Performance Units and/or Performance Shares Awarded to each Participant.

      8.2 Value of Performance Shares and Units.

      (a) A Performance Share is equivalent in value to a Share of Stock.

      (b) A Performance Unit shall be equal in value to a fixed dollar amount determined by the Administrator. The number of Shares equivalent to the potential payout of a Performance Unit shall be determined by dividing the maximum cash payout of the Award by the Fair Market Value per Share on the effective date of the grant. The Administrator may denominate a Performance Unit Award in dollars instead of Performance Units.

      8.3 Performance Period. The Performance Period for Performance Shares and Performance Units is the period over which the Performance Goals are measured. The Performance Period is set by the Administrator for each Award; however, in no event shall an Award have a Performance Period of less than one year.

      8.4 Performance Goals. For each Award of Performance Shares or Performance Units, the Administrator shall establish performance objectives ("Performance Goals") for the Company and its Subsidiaries, and/or divisions of any of foregoing. Performance Goals may be subjective, as the Administrator in its discretion shall determine, or objective based on the performance criteria either set forth in clause (a) below or hereafter established by the Administrator in its discretion. Performance Goals Awards based on Performance criteria which are objective shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met; and all Awards of Performance Goals shall specify, if such Goals are met, the number of Performance Shares and/or Performance Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6. All Performance Shares and Performance Units which may not be converted under the Performance Goals or which are reduced by the Administrator under Section 8.6 or which may not be converted for any other reason after the end of the Performance Period shall be canceled at the time they would otherwise be distributable. When the Administrator desires an Award to qualify under Section 162(m) of the Code, as amended, the Administrator shall establish the Performance Goals for the respective Performance Shares and Performance Units prior to or within 90 days of the beginning of the service relating to such Performance Goal, and not later than after 25% of such period of service has elapsed. For all other Awards, the Performance Goals must be established before the end of the respective Performance Period.

      (a) The Administrator is authorized to use, but shall not be limited to the use of, the following objective performance criteria, or any combination thereof:

            (1) Financial performance of the Company (on a consolidated basis), or one or more of its Subsidiaries, and/or a division or any of the foregoing. Such financial performance may be based on financing activities and financial results, including, without limitation, net income, Value Added (after-tax cash operating profit less depreciation and less a capital charge), EBITDA (earnings before income taxes, depreciation and amortization), revenues, sales, expenses, costs, market share, volumes of a particular product or service or category thereof, including but not limited to the product's life cycle (for example, products introduced in the last two years), return on net assets, return on assets, return on capital, profit margin, operating revenues, operating expenses, and/or operating income.

            (2) Product development performance of the Company (on a consolidated basis), or one or more of its Subsidiaries, and/or of a division of any of the foregoing. Such performance may be based upon measured progress in achieving specific research and development milestones, such as those related to preclinical programs, clinical trials, regulatory approvals and strategic alliances.

            (3) The Company's Stock price, return on shareholders' equity, total shareholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per share.

      (b) Except to the extent otherwise provided by the Administrator in full or in part, if any of the following events occur during a Performance Period and would directly affect the determination of whether or the extent to which Performance Goals are met, the effects of such events shall be disregarded in any such computation: changes in accounting principles; extraordinary items; changes in tax laws affecting net income and/or Value Added; natural disasters, including floods, hurricanes, and earthquakes; and intentionally inflicted damage to property which directly or indirectly damages the property of the Company or its Subsidiaries. No such adjustment shall be made to the extent such adjustment would cause the Performance Shares or Performance Units to fail to satisfy the performance-based exemption of Section 162(m) of the Code.

      8.5 Dividend Equivalents on Performance Shares. Unless reduced or eliminated by the Administrator, a cash payment in an amount equal to the dividend payable on one Share will be made to each Participant for each Performance Share held by a Participant on the record date for the dividend.

      8.6 Form and Timing of Payment of Performance Units and Performance Shares. As soon as practicable after the applicable Performance Period has ended and all other conditions (other than Administrator actions) to conversion and distribution of a Performance Share and/or Performance Unit Award have been satisfied (or, if applicable, at such other time determined by the Administrator at or before the establishment of the Performance Goals for such Performance Period), the Committee shall determine whether and the extent to which the Performance Goals were met for the applicable Performance Units and Performance Shares. If Performance Goals have been met, then the number of Performance Units and Performance Shares to be converted into Stock and/or cash and distributed to the Participants shall be determined in accordance with the Performance Goals for such Awards, subject to any limits imposed by the Administrator. Payment of Performance Units and Performance Shares shall be made in a single lump sum, as soon as reasonably administratively possible following the determination of the number of Shares or amount of cash to which the Participant is entitled. Performance Units will be distributed to Participants in the form of cash. Performance Shares will be distributed to Participants in the form of 50% Stock and 50% Cash, or at the Participant's election, 100% Stock or 100% Cash. In the event the Participant is no longer an Employee at the time of the distribution, then the distribution shall be 100% in cash, provided the Participant may elect to take 50% or 100% in Stock. At any time prior to the distribution of the Performance Shares and/or Performance Units (or if distribution has been deferred, then prior to the time the Awards would have been distributed), unless otherwise provided by the Administrator, the Administrator shall have the authority to reduce or eliminate the number of Performance Units or Performance Shares to be converted and distributed or to mandate the form in which the Award shall be paid (i.e., in cash, in Stock or both, in any proportions determined by the Administrator).

      Unless otherwise provided by the Administrator, any election to take a greater amount of cash or Stock with respect to Performance Shares must be made in the calendar year prior to the calendar year in which the Performance Shares are distributed (or if distribution has been deferred, then in the year prior to the year the Performance Shares would have been distributed absent such deferral).

      For the purpose of converting Performance Shares into cash and distributing the same to the holders thereof (or for determining the amount of cash to be deferred), the value of a Performance Share shall be the average of the Fair Market Values of Shares for the period of five (5) trading days ending on the valuation date. The valuation date shall be the first business day of the second month in the year of distribution (or the year it would have been distributed were it not deferred). Performance Shares to be distributed in the form of Stock will be converted at the rate of one (1) Share of Stock per Performance Share.

      8.7 Termination of Employment Due to Death or Disability. In the event of the Participant's Termination of Employment by reason of death or Disability, the Participant shall receive a lump sum payout of all outstanding Performance Units and Performance Shares calculated as if all unfinished Performance Periods had ended with 50% of the Performance Goals achieved, payable in the year following the date of Termination of Employment.

      8.8 Termination of Employment for Other Reasons. In the event of the Participant's Termination of Employment for other than a reason set forth in
Section 8.7 (and other than for Cause), if the Participant is not Retirement eligible at Termination of Employment, the Participant may receive no more than a prorated payout of all Performance Units and Performance Shares, based on the number of months the Participant worked at least 10 days during the respective Performance Period divided by the number of months in the Performance Period.

      8.9 Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Units and Performance Shares, whether vested or not, shall be forfeited by the Participant to the Company.

      8.10 Nontransferability. Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated.

Article 9 Beneficiary Designation.

      In the event of the death of a Participant, distributions or Awards under this Plan, other than Restricted Stock, shall pass in accordance with the laws of descent and distribution.

Article 10 Employee Matters.

      10.1 Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or consultancy at any time, nor confer upon any Participant any right to continue in the employ or consultancy of the Company or one of its Subsidiaries.

      10.2 Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Article 11 Change in Control.

      Upon the occurrence of a Change in Control:

      (a) Any and all Options granted hereunder immediately shall become vested and exercisable;

      (b) Any Restriction Periods and all restrictions imposed on Restricted Shares shall lapse and they shall immediately become fully vested;

      (c) The 100% Performance Goal for all Performance Units and Performance Shares relating to incomplete Performance Periods shall be deemed to have been fully achieved and shall be converted and distributed in accordance with all other terms of the Award and this Plan; provided, however, notwithstanding anything to the contrary in this Plan, no outstanding Performance Unit or Performance Share may be reduced.

Article 12 Amendment, Modification, and Termination.

      12.1 Amendment, Modification, and Termination. The Board or the Administrator may at any time and from time to time, alter or amend the Plan in whole or in part or suspend or terminate the Plan in whole or in part.

      12.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 13 Withholding.

      13.1 Tax Withholding. The Company shall deduct or withhold an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan ("Withholding Taxes").

      13.2 Share Withholding. Upon the exercise of Options, the lapse of restrictions on Restricted Stock, the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.

      Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.

      Unless otherwise determined by the Administrator, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to
Section 6.7(b)(ii), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

      If permitted by the Administrator, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Administrator may prohibit or limit any individual election or all such elections at any time.

Article 14 Successors.

      All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 15 Legal Construction.

      15.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

      15.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

      15.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

      15.4 Errors. At any time Select may correct any error made under the Plan without prejudice to Select. Such corrections may include, among other things, changing or revoking an issuance of an Award.

      15.5 Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by Select or its Chief Financial Officer, or their respective delegates, or shall be made in such other manner as permitted or required by Select or its Chief Financial Officer, or their respective delegates, including through electronic means, over the Internet or otherwise. An election shall be deemed made when received by Select (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. Select may limit the time an election may be made in advance of any deadline.

      Where any notice or filing required or permitted to be given to Select under the Plan, it shall be delivered to the principal office of Select, directed to the attention of the Chief Financial Officer or his or her successor. Such notice shall be deemed given on the date of delivery.

      Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant's work or home address as shown on the records of Select or, at the option of Select, to the Participant's e-mail address as shown on the records of Select. It is the Participant's responsibility to ensure that the Participant's addresses are kept up to date on the records of Select. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants' work locations.

      15.6 Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Massachusetts, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

      15.7 Venue. Because awards under the Plan are granted in Massachusetts, records relating to the Plan and awards thereunder are located in Massachusetts, and the Plan and awards thereunder are administered in Massachusetts, the Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Massachusetts with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Boston, Massachusetts, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Massachusetts court, and no other, (c) such Massachusetts court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such Massachusetts court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.

         APPENDIX C - TEXT OF AMENDMENT TO CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                            SELECT THERAPEUTICS INC.


      It is hereby certified that:

FIRST: The name of the corporation is Select Therapeutics Inc. (the "Corporation").

SECOND: The Certificate of Incorporation of the Corporation, as amended to date, is hereby further amended by striking out Article Fourth in its entirety and by substituting in lieu of the following:

                  "FOURTH. The aggregate number of shares which the Corporation shall have authority to issue is One Hundred Fifty One Million (151,000,000) shares, of which One Hundred Fifty Million (150,000,000) shares shall be designated common stock and shall have a par value of $.0001 per share and One Million (1,000,000) shares shall be designated preferred stock and shall have a par value of $.0001 per share.

THIRD: The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.


      EXECUTED, effective as of this ___ day of June, 2002.


                                       SELECT THERAPEUTICS INC.



                                       By: ________________________________
                                           Craig Sibley
                                           President and Chief Executive Officer

                               PRELIMINARY COPIES

                            SELECT THERAPEUTICS, INC.

                                20 HAMPDEN STREET
                           BOSTON, MASSACHUSETTS 02119

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 10, 2002

        SELECT THERAPEUTICS INC.'S BOARD OF DIRECTORS SOLICITS THIS PROXY

      The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated June 10, 2002 in connection with the Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, July 10, 2002 at Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts and hereby appoints Craig Sibley and Michelle Guertin, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Select Therapeutics Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

      This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR the election of Directors and FOR Proposals 2 and 3.

      In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

      If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

      1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

      Proposal to elect Dr. Andrew R. Muir, Mr. Craig Sibley, Dr. Allen Krantz, Dr. Clifford A. Lingwood and Mr. Paul Lucas as Directors of the Company.

            Dr. Andrew R. Muir         |_| FOR        |_| WITHHOLD VOTE

            Mr. Craig Sibley           |_| FOR        |_| WITHHOLD VOTE

            Dr. Allen Krantz           |_| FOR        |_| WITHHOLD VOTE

            Dr. Clifford A. Lingwood   |_| FOR        |_| WITHHOLD VOTE

            Mr. Paul Lucas             |_| FOR        |_| WITHHOLD VOTE


      2. Proposal to adopt the Company's 2001 Amended and Restated Incentive
      Plan.

            |_| FOR                    |_| AGAINST    |_| ABSTAIN


      3. Proposal to amend the Company's Certificate of Incorporation to increase the number of its authorized shares of common stock, par value $0.0001 per share, from 50,000,000 to 150,000,000.

            |_| FOR                    |_| AGAINST    |_| ABSTAIN


      |X| Please mark votes as in this example.

      The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.



                                        Please sign exactly as name(s) appears
                                        hereon. Joint owners should each sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such.


                                        Signature:_________________ Date _______


                                        Signature:_________________ Date _______


                   PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!